Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Equity

Note 13 — Equity

As of June 30, 2026, the Company had authorized 1,500,000,000 common shares and issued 621,790,646 common shares. Common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the Company’s board of directors. As of June 30, 2026, no common stock dividends have been declared.

During the three months ended June 30, 2026, the Company’s obligation associated with the 17,391,000 of EM LLC convertible preferred units that did not convert to New EM common shares as of the Closing Date was settled through the automatic conversion of such units into 2,898,499 shares of common stock ninety days after the Closing Date. The related noncontrolling interest balance during the three months ended June 30, 2026 decreased by $13.9 million in the Unaudited condensed consolidated statements of changes in equity.

Upon the consummation of the Business Combination, the Company recognized $186.8 million for equity-classified CPU share allocation, as discussed in Note 11 — Fair Value Measurements. This equity amount represents the Company’s future obligation to issue 24,902,106 shares of common stock ninety days after the Closing Date. During the three months ended June 30, 2026, the related obligation was settled upon the automatic conversion of the CPUs into Common stock in accordance with the terms of the Business Combination. The balance of the equity-classified CPU share allocation was reduced to zero and reclassified to common stock and additional paid-in capital in the Unaudited condensed consolidated statements of changes in equity.

As of December 31, 2025, prior to the Business Combination, the Company’s equity structure included participating member units, member non-voting units, and convertible preferred units. The pertinent issuances, rights and privileges of the prior units are discussed below.

Due to the treatment of the Business Combination as a reverse recapitalization (see Note 3 — Reverse Recapitalization), the member units have been retrospectively restated as common shares in the Unaudited condensed consolidated statements of changes in equity. The convertible preferred units have not been retrospectively restated, however, due to the fact these units were non-participating prior to the Business Combination, and upon the Closing Date, the convertible preferred units converted to common shares. Therefore, due to the difference in presentation, the convertible preferred units are presented separately from the remaining equity structure, separated by the blackline on the Unaudited condensed consolidated statements of changes in equity.

Share-Based Compensation

During the three months ended June 30, 2026, the Company issued an aggregate of 640,189 shares of common stock to nonemployee advisors and consultants as consideration for advisory, consulting, marketing, capital markets and business development services. The aggregate grant-date fair value of the shares issued was approximately $3.4 million, of which approximately $3.4 million was recorded to additional paid-in capital and approximately $64 was recorded to common stock based on the $0.0001 par value per share.

The Company recognized approximately $1.9 million of share-based compensation expense related to these arrangements during each of the three and six months ended June 30, 2026. Approximately $1.5 million of the grant-date fair value of the awards remained to be recognized as compensation expense and included within prepaid expenses and other current assets as the shares have been issued as of June 30, 2026, primarily over the remaining contractual service periods through December 2026.

Member Units:    On May 15, 2025, the Company amended its operating agreement to create a non-voting member unit class. Subject to approval, the Company could issue an unlimited number of non-voting member units and any voting member units can be converted into non-voting member units. As of December 31, 2025, there were 100,000 voting member units and 900,000 non-voting member units issued and outstanding. For further information regarding the retrospective restatement of member units as common shares, refer to Note 3 — Reverse Recapitalization.

The voting and non-voting member units had identical rights and preferences with the exception of voting rights.

Convertible Preferred Units:    Since its inception on February 8, 2024, EM LLC authorized and issued convertible preferred units. The convertible preferred units were accounted for as permanent equity. Certain issuances of convertible preferred units provide the investor an additional share allocation issuance (see Note 10 — Derivative Liabilities). As of December 31, 2025, 59,671,021 convertible preferred units were outstanding. Upon the consummation of the Business Combination, 42,280,021 convertible preferred units converted into 12,640,008 shares of common stock.

The rights, preferences, privileges and restrictions for the convertible preferred units are as follows:

Dividends:    No dividends for the first 36 months after issuance. Thereafter, non-cumulative, simple dividend of 5% per annum accrues on the principal amount, payable annually.

Liquidation preference:    None

Conversion:    Convertible preferred units issued through March 31, 2025 were convertible into New EM common shares at the option of the holder, according to a conversion ratio set forth in the holder’s convertible preferred unit agreement. Convertible preferred units issued between April 1, 2025 and December 31, 2025 will be automatically converted into shares of New EM common shares ninety days after the Closing Date.

The Conversion ratio for convertible preferred units issued as of December 31, 2025 was as follows:

	Convertible Preferred Units	Conversion Ratio	New EM common shares
March 2024	1,100,003	1:1	1,100,003
April 2024	864,655	1:1	864,655
May 2024	1,265,347	1:1	1,265,347
June 2024	2,500,000	5:1	500,000
July 2024	19,500,016	5:1	3,900,003
August 2024	100,000	5:1	20,000
October 2024	5,700,000	5:1	1,140,000
	Convertible Preferred Units	Conversion Ratio	New EM common shares
November 2024	500,000	5:1	100,000
December 2024	3,700,000	5:1	740,000
January 2025	500,000	5:1	100,000
February 2025	2,700,000	5:1	540,000
March 2025	1,850,000	5:1	370,000
March 2025	2,000,000	1:1	2,000,000
September 2025	16,550,000	6:1	2,758,333
October 2025	620,000	6:1	103,333
December 2025	221,000	6:1	36,833
Total	59,671,021		15,538,507

Redemption:    The convertible preferred units are not redeemable at the option of the holder, on either a contingent or non-contingent basis.

Voting:    The convertible preferred units are non-voting.